UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     SEPTEMBER 20, 2005

                   BUILDING MATERIALS CORPORATION OF AMERICA
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            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)

          33-81808                                 22-3276290
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   (Commission File Number)             (IRS Employer Identification No.)

             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                 07470
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   (Address of Principal Executive Offices)                 (Zip Code)

                                (973) 628-3000
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             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS


                                                                                     Address, including zip
                                                                                     code and telephone
                                  State or other                                     number, including area
                                  jurisdiction of        Registration No./I.R.S.     code, of registrant's
Exact name of registrant          incorporation or       Employer Identification     principal
as specified in its charter       organization           No.                         executive offices
---------------------------       ----------------       -----------------------     ----------------------
Building Materials                Delaware               333-69749-01/               1361 Alps Road
Manufacturing Corporation                                22-3626208                  Wayne, NJ 07470
                                                                                     (973) 628-3000


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

       (b) On September 20, 2005, Building Materials Corporation of America (the "Company") announced that its President and Chief Executive Officer, William W. Collins, will take a six-month leave of absence to serve as Senior Vice President, Katrina Recovery and Industry Alliances, at Habitat for Humanity International starting in mid-October. Mr. Collins will remain a Director of the Company during his leave of absence. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

       (c) Samuel J. Heyman, age 66, who served as Chief Executive Officer prior to Mr. Collins' election to the top post, will serve as acting Chief Executive Officer during Mr. Collins' leave of absence. Mr. Heyman has been a Director of G-I Holdings Inc., our indirect parent corporation which is 100% beneficially owned by Mr. Heyman, for more than five years and was President and Chief Executive Officer of G-I Holdings Inc. and some of its subsidiaries for more than five years until September 2000. Mr. Heyman was a Director and Chairman of the Board of the Company from its formation to September 2000 and served as Chief Executive Officer of the Company and some of its subsidiaries from June 1999 to September 2000. Mr. Heyman has also been a Director and Chairman of the Board of International Specialty Holdings Inc. since December 2001 and of International Specialty Products Inc. since its formation. He is also the Chief Executive Officer, Manager and General Partner of a number of closely held real estate development companies and partnerships whose investments include commercial real estate and a portfolio of publicly traded securities.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (c)   EXHIBITS

99.1    Company announcement.







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


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   BUILDING MATERIALS CORPORATION OF AMERICA
                                   BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: September 22, 2005          By:    /s/ John F. Rebele
                                          ------------------
                                   Name:  John F. Rebele
                                   Title: Senior Vice President,
                                          Chief Financial Officer and
                                          Chief Administrative Officer







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



                                 EXHIBIT INDEX

        EXHIBIT NO.       DESCRIPTION
        -----------       -----------

        99.1              Company announcement.







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